ADVISORY AND INVESTMENT BANKING AGREEMENT



     This Agreement is made and entered into as of the __ day of , 1998 by and between Mason Hill & Co., Inc., a Delaware corporation ("Mason Hill"), and Pride Automotive Group, Inc., a Delaware corporation (the "Company").

     In  consideration of the mutual promises made herein and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     1. Purpose: The Company hereby engages Mason Hill for the term specified in Paragraph 2 hereof to render consulting advice to the Company as an investment banker relating to financial and similar matters upon the terms and conditions set forth herein.

     2. Term: Except as otherwise specified in paragraph 4 hereof, this Agreement shall be effective from , 1998 to , 2001.

     3. Duties of Mason Hill: During the term of this Agreement, Mason Hill shall seek out Transactions (as hereinafter defined) on behalf of the Company and shall furnish advice to the Company in connection with any such Transactions.

     4. Compensation: In consideration for the services rendered by Mason Hill to the Company pursuant to this Agreement (and in addition to the expenses provided for in Paragraph 5 hereof), the Company shall compensate Mason Hill as follows: (a) The Company shall pay Mason Hill a fee of $_______ per month during the term of this Agreement. The sum of $__________ shall be payable in full on the date of this Agreement; (b) In the event that any Transaction (as hereinafter defined) occurs during the term of this Agreement or one year thereafter, the Company shall pay fees to Mason Hill as follows:


         Consideration             Fee

         $-0- to $1,000,000        5% of Consideration

         $1,000,001 to $2,000,000  $50,000 plus 4% of the
                                   Consideration between
                                   $1,000,001 and $2,000,000

         $2,000,001 to $3,000,000  $90,000 plus 3% of the
                                   Consideration between
                                   $2,000,001 and $3,000,000

         $3,000,001 to $4,000,000  $120,000 plus 2% of the
                                   Consideration between
                                   $3,000,001 and $4,000,000

         $4,000,001 or more        $140,000 plus 1% of the
                                   Consideration above $4,000,001



     For the purposes of this Agreement, "Consideration" shall mean the total market value on the day of the closing of stock, cash, assets and all other property (real or personal) exchanged or



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
received, directly or indirectly by the Company or any of its security holders in connection with any Transaction. Any co-broker retained by Mason Hill shall be paid by Mason Hill.

     For the purposes of the Agreement, a "Transaction" shall mean (a) any transaction originated by Mason Hill, other than in the ordinary course of trade or business of the Company, whereby, directly or indirectly, control of or a material interest in the Company or any of its businesses or any of their respective assets, is transferred for Consideration, (b) any transaction originated by Mason Hill whereby the Company acquires any other company or the assets of any other company or an interest in any other company (an "Acquisition") or (c) any sale or Acquisition in connection with which the Company engages an investment banker other than Mason Hill and pays such investment banker a fee in respect of such Transaction.

     In the event Mason Hill originates a line of credit with a lender, the Company and Mason Hill will mutually agree on a satisfactory fee and the terms of payment of such fee; provided, however, that in the event the Company is introduced to a corporate partner by Mason Hill in connection with a merger, acquisition or financing and a credit line develops directly as a result of the introduction, the appropriate fee shall be the amount set forth in the schedule above. In the event Mason Hill introduces the Company to a joint venture partner or customer and sales develop as a result of the introduction, the Company agrees to pay a fee of five percent (5%) of total sales generated directly from this introduction during the first



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
two years following the date of the first sale. Total sales shall mean cash receipts less any applicable refunds, returns, allowances, credits and shipping charges and monies paid by the Company by way of settlement or judgment arising out of claims made by or threatened against the Company. Commission payments shall be paid on the 15th day of each month following the receipt of customers' payment. In the event any adjustments are made to the total sales after the commission has been paid, the Company shall be entitled to an appropriate refund or credit against future payments under this Agreement. All fees to be paid pursuant to this Agreement, except as otherwise specified, are due and payable to Mason Hill in cash at the closing or closings of any transaction specified in Paragraph 4 hereof. In the event that this Agreement shall not be renewed or if terminated for any reason, notwithstanding any such non-renewal or termination, Mason Hill shall be entitled to a full fee as provided under Paragraphs 4 and 5 hereof, for any transaction for which the discussions were initiated during the term of this Agreement and which is consummated within a period of twelve months after non-renewal or termination of this Agreement.

     The Company and Mason Hill shall have the right to modify the compensation payable on any Transaction provided that such modification is memorialized by a written agreement signed by both parties.

     5. Expenses of Mason Hill: In addition to the fees payable hereunder, and regardless of whether any transaction set forth



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
in Paragraph 4 hereof is proposed or consummated the Company shall reimburse Mason Hill for all fees and disbursements of Mason Hill's counsel and Mason Hill's travel and out-of-pocket expenses incurred in connection with the services performed by Mason Hill pursuant to this Agreement, including without limitation, hotels, food and associated expenses and long-distance telephone calls.

     6. Liability of Mason Hill:

          (1) The Company acknowledges that all opinions and advice (written or oral) given by Mason Hill to the Company in connection with Mason Hill's engagement are intended solely for the benefit and use of the Company in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of Mason Hill to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to Mason Hill, or use Mason Hill's name in any annual reports or any other reports or releases of the Company without Mason Hill's prior written consent.

          (2) The Company acknowledges that Mason Hill makes no commitment whatsoever as to making a market in the Company's securities or to recommending or advising its clients to purchase the Company's securities. Research reports or corporate finance reports



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
          that may be prepared by Mason Hill will, when and if prepared, be done solely on the merits or judgment of analysis of Mason Hill or any senior corporate finance personnel of Mason Hill.

     7. Mason Hill's Services to Others: The Company acknowledges that Mason Hill's or its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Mason Hill in conducting such business with respect to others, or in rendering such advice to others.

     8. Company Information:

          (a) The Company recognizes and confirms that, in advising the Company and in fulfilling its engagement hereunder, Mason Hill will use and rely on data, material and other information furnished to Mason Hill by the Company. The Company acknowledges and agrees that in performing its services under this engagement, Mason Hill may rely upon the data, material and other information supplied by the Company without independently verifying the accuracy, completeness or veracity of same.

          (b) Except as contemplated by the terms hereof or as required by applicable law, Mason Hill shall keep confidential all material non-public information provided to it by the Company, and shall not disclose such information to any third party, other than



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
          such of its employees and advisors as Mason Hill determines to have a need to know.

     9. Indemnification:

          a. The Company shall indemnify and hold Mason Hill harmless against any and all liabilities, claims, lawsuits, including any and all awards and/or judgments to which it may become subject under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "Act") or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including awards and/or judgments) arise out of or are in connection with the services rendered by Mason Hill or any transactions in connection with this Agreement, except for any liabilities, claims and lawsuits (including awards and/or judgments), arising out of acts or omissions of Mason Hill. In addition, the Company shall also indemnify and hold Mason Hill harmless against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

          Mason Hill shall give the Company prompt notice of any such liability, claim or lawsuit which Mason Hill contends is the subject matter of the Company's indemnification and the Company thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise and dispose of such liability, claim or lawsuit, excepting



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
          therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

          Mason Hill shall indemnify and hold the Company harmless against any and all liabilities, claims and lawsuits, including any and all awards and/or judgments to which it may become subject under the 1933 Act, the Act or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including awards and/or judgments) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact required to be stated or necessary to make the statement therein, not misleading, which statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of Mason Hill for inclusion in any registration statement or prospectus or any amendment or supplement thereto in connection with any transaction to which this Agreement applies. In addition, Mason Hill shall also indemnify and hold the Company harmless against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

          The Company shall give to Mason Hill prompt notice of any such liability, claim or lawsuit which the Company contends is the subject matter of Mason Hill's indemnification and Mason Hill thereupon shall be granted the right to a take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise or dispose of such liability, claim or lawsuit, excepting



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
          therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

          b.In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 9 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such person in circumstances for which indemnification is provided under this Section 10, then, and in each such case, the Company and Mason Hill shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion taking into consideration the relative benefits received by each party from the offering covered by the prospectus with respect to any transactions in connection with this Agreement (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was assessed, the opportunity to correct and prevent any statement or omission and other equitable considerations appropriate under the circumstances; provided, however, that notwithstanding the above in no event shall Mason Hill be



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
          required to contribute any amount in excess of 10% of the public offering price of any securities to which such Prospectus applies; and provided, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of the Contributing Party. The indemnification provisions contained in this Section 10 are in addition to any other



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
          rights or remedies which either party hereto may have with respect to the other or hereunder.

     10. Mason Hill an Independent Contractor : Mason Hill shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that Mason Hill shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

     11. Miscellaneous:

          (1) This Agreement between the Company and Mason Hill constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

          (2) Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or
     (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing:



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
         If to the Company, to:  Pride Automotive Group, Inc.
                                 Pride House, Watford Metro Centre
                                 Tolpits Lane
                                 Watford, Hartfordshire
                                 WD1 8SB England

         with a copy to:         Lampert & Lampert
                                 10 East 40th Street
                                 New York, New York 10016

         If to Mason Hill, to:  Mason Hill & Co., Inc.
                                110 Wall Street
                                New York, New York 10005

         with a copy to:        JAY M. KAPLOWITZ
                                Gersten, Savage, Kaplowitz
                                & Fredericks, LLP
                                101 East 52nd Street
                                New York, New York  10022

          (3)This  Agreement  shall be binding  upon and inure to the benefit of
     each  of  the  parties  hereto  and  their  respective  successors,   legal
     representatives  and assigns.

          (4)This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

          (5) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

          (6) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, and they hereby submit to the exclusive

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
          jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in Paragraph 11(b) hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

MASON HILL & CO., INC.



By:________________________________



PRIDE AUTOMOTIVE GROUP, INC.




By:________________________________


J:\pride\financial adv agr.wpd




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